UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported) April 25, 2001
                                                         ----------------


                           CHINA GATEWAY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                       0-28819
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS  Employer
    of  Incorporation)                                     Identification No.)

            CLI  Building
     313  Hennessey  Road,  Suite  1003
             Hong  Kong
------------------------------------------                    ------------
(Address  of  principal  executive  offices)                  (Zip  Code)


Registrant's  telephone  number,  including  area  code     852) 2519-3933


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

          Not  applicable.

ITEM  5.  OTHER  EVENTS.

      On April 25, 2001 the Company reached a formalized Acquisition Agreement with The Glory Famous (Groups) Limited to acquire all the issued and outstanding stock of H.K. Giantrich International Groups, Limited, a Niue corporation with its corporate headquarters located in Hong Kong ("Giantrich") in exchange for 25,000,000 newly issued shares of China Gateway common stock. The acquisition of Giantrich was approved of the Board of Directors of both companies. After the intended acquisition, which will be in effect a reverse merger, the former owner of Giantrich will become the majority shareholder and thereby assume control of the Company. As part of the control, new management will be introduced to the Company.

     Giantrich owns all the rights to extract coal and other natural resources from a significant operating coal mine in the Shandong Province of China. On September 28, 2000, Giantrich acquired the coal mining rights from a state-owned enterprise in the Peoples Republic of China. The majority of the coal products produced in the mine are destined for local distribution in China. Small portion of its coal products are exported through an approved agent in the Peoples Republic of China. In accordance with the September 28, 2000 acquisition agreement between Giantrich and the state-owned enterprise in the Peoples Republic of China, the mining operation assets has been assessed to have a value of RMB267,999,600.

     The acquisition is now subject to a Special Shareholders meeting to approve the acquisition. The Company is scheduling a Special meeting of the shareholders for June 11, 2001 at 10:00a.m. at the Law Offices of Attorney Jerry Gruenbaum in New Haven, Connecticut. Proxy Statement and Notice will be sent on May 14, 2001 to the shareholders of record on April 30, 2001. Audits of the financial statements of Giantrich are being prepared by the Company's auditors for the acquisition as required by Regulation SB. As soon as the audited financial statements are completed they will be filed by amendment and be available to the shareholders.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

          Not  Applicable.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.


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          b.   Pro Forma Financial Information will be included in the amendment within  the  required  time  allotted  by  law.

          c.   Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

               10.1 Acquisition Agreement with The Glory Famous (Groups) Limited to acquire H.K. Giantrich International Groups, Limited dated April 25, 2001.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not  applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April  26,  2001                         China Gateway Holding, Inc.
       -----------------                         -----------------------------
                                                   (Registrant)

                                                 /s/  Wu Wai Leung, Danny
                                                 -----------------------------
                                                     Wu  Wai  Leung,  Danny
                                                     President


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